MASSMUTUAL PREMIER FUNDS
MassMutual Premier U.S. Government Money Market Fund
Supplement dated October 4, 2019 to the
Prospectus dated February 1, 2019
This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.
The following sentence replaces the first sentence of the first full paragraph on page 81 under the heading Non-Principal Investments; Use of Derivatives; Securities Loans; Repurchase Agreements in the section titled Additional Information Regarding Investment Objectives and Principal Investment Strategies:
A Fund, with the exception of the U.S. Government Money Market Fund, may make loans of portfolio securities to broker-dealers and other financial intermediaries of up to 33% of its total assets, and may enter into repurchase agreements.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3000M-19-05

MASSMUTUAL PREMIER FUNDS
MassMutual Premier U.S. Government Money Market Fund
Supplement dated October 4, 2019 to the
Statement of Additional Information dated February 1, 2019
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
The following sentence replaces the first sentence of the first paragraph under the heading Securities Lending on page 40 in the section titled Additional Investment Policies:
A Fund, with the exception of the U.S. Government Money Market Fund, may lend its portfolio securities.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI B3000M-19-04